UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2026

COLONY BANKCORP, INC.

(Exact name of registrant as specified in its charter)

Georgia	001-42397	58-1492391
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 South Grant Street, Fitzgerald, Georgia 31750

(Address of principal executive offices) (Zip Code)

(229) 426-6000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	CBAN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 27, 2026, Colony Bank (the “Bank”), a Georgia state-chartered bank and wholly owned subsidiary of Colony Bankcorp, Inc. (the “Company”), entered into an Agreement for Purchase and Sale of Property (the “Purchase Agreement”) with MountainSeed Real Estate Services, LLC, a Georgia limited liability company (the “Buyer”), providing for the sale and leaseback of three Bank branch properties for an aggregate gross purchase price of $19,902,410. On that date, the Bank completed the initial sale of the properties in Manchester and Thomaston, Georgia, for an aggregate gross purchase price of $16,188,253. The sale of the third property, in Tifton, Georgia, for $3,714,157 is a follow-on transaction under the Purchase Agreement that has not closed and remains subject to the Buyer’s inspection and termination rights and other closing conditions.

Concurrently with the initial closing, the Bank entered into a Master Lease with TFE CLBA LLC, a Delaware limited liability company (the “Landlord”), to lease back the Manchester and Thomaston properties. The Master Lease commenced on October 27, 2026 and has an initial term ending October 31, 2041, with one option to renew all properties then subject to the Master Lease for an additional 15 years, subject to its notice and no-default conditions. Initial annual base rent for the two properties is $1,343,625, payable in advance in monthly installments, with 2% annual compounded increases beginning in the second rent year. The Master Lease is an absolute triple-net lease under which the Bank is responsible for taxes, insurance, maintenance, repairs, capital improvements and other property-related expenses. Initial renewal rent is the greater of fair market rent and 102% of the preceding year’s base rent, with 2% annual compounded increases thereafter.

At the closing of the Tifton follow-on transaction, the Bank and the Landlord are to amend the Master Lease to add that property, with the Company’s acknowledgment and agreement. The Purchase Agreement provides that aggregate initial annual base rent will increase by $308,275 to $1,651,900 upon that closing and amendment. The follow-on transaction is not included in the completed initial sale.

Also on October 27, 2026, the Company entered into a Guaranty of Lease (the “Guaranty”) in favor of the Landlord, guaranteeing payment and performance of the Bank’s obligations under the Master Lease. Upon an event of default that is continuing, subject to applicable notice and cure provisions, the Landlord may terminate the Master Lease and seek damages, including the discounted value of future base rent and other amounts payable under the Master Lease, subject to applicable law. The Guaranty provides for payment and performance by the Company upon written demand following an uncured default under the Master Lease. The Company’s subrogation rights against the Bank are deferred until all amounts payable to the Landlord under the Master Lease have been paid in full.

The foregoing descriptions of the Purchase Agreement, Master Lease and Guaranty are summaries and are qualified in their entirety by the complete terms of those agreements, which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

On October 28, 2026, Colony Bankcorp, Inc. issued a press release announcing its consolidated financial results for the third quarter ended September 30, 2026, as well as the announcement of a regular quarterly cash dividend. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 27, 2026, the Bank became obligated under the Master Lease and the Company became obligated under the Guaranty. The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the Master Lease, the Guaranty and the obligations thereunder, including the additional rent contemplated upon completion of the Tifton follow-on transaction, is incorporated by reference into this Item 2.03.

Item 7.01. Regulation FD Disclosure.

The Company is furnishing a copy of its most recent investor presentation, which it intends to use in connection with certain community group presentations. A copy of the presentation materials to be used by the Company is furnished as Exhibit 99.2 to this Current Report and is incorporated herein by reference. The Company will also host an investor earnings call at 9:00 a.m. ET on Thursday, October 29, 2026.

In accordance with General Instruction B.2 of Form 8-K, the information in Items 2.02 and 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.  Items 1.01 and 2.03 and Exhibits 10.1, 10.2 and 10.3 are filed, not furnished.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	Agreement for Purchase and Sale of Property, dated October 27, 2026, between Colony Bank and MountainSeed Real Estate Services, LLC (filed herewith).
10.2	Master Lease, dated October 27, 2026, between TFE CLBA LLC and Colony Bank (filed herewith).
10.3	Guaranty of Lease, dated October 27, 2026, by Colony Bankcorp, Inc. in favor of TFE CLBA LLC (filed herewith).
99.1	Colony Bankcorp, Inc., press release dated October 28, 2026
99.2	Investor Presentation dated October 28, 2026
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONY BANKCORP, INC.

Date: October 28, 2026	By:	/s/ Derek Shelnutt
Derek Shelnutt
Executive Vice President and Chief Financial Officer